This is filed pursuant to Rule 497(e).

File Nos. : 33-34001 and 811-06068.

                              SHAREHOLDER SERVICES
 Shareholder representatives are available to answer your questions about the status of your account or other Fund matters. Call toll-free (800) 237-5822 or write the Fund, c/o Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520.

 YIELDS. For recorded current yield information on the Class A shares of the Portfolios, call on a touch-tone telephone toll-free (800) 251-0539 and press the fol-lowing sequence of keys:

 [1][#][1][#][1][6][#]        for the Prime Portfolio
 [1][#][1][#][2][7][#]   for the Government Portfolio
 [1][#][1][#][3][8][#]     for the Tax-Free Portfolio

 Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Prime Portfolio, the Government Portfolio and the Tax-Free Portfo-lio (each a "Portfolio" and collectively the "Portfolios"), each of which is diversified, are offered by this prospectus. The Fund's investment objectives are--in the following order of priority--safety of principal, excellent liquid-ity and maximum current income (which, in the case of the Tax-Free Portfolio, is exempt from federal income taxes) to the extent consistent with the first two objectives.

 The Fund offers investors a convenient and economical way to invest in managed portfolios.

 This prospectus, which offers the Class A shares of each Portfolio, sets forth information about the Portfolios that a prospective investor should know before investing. Please retain it for future reference.

 An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Cor-poration, the Federal Reserve Board or any other agency. There can be no assur-ance that a Portfolio of the Fund will be able to maintain a stable net asset value of $1.00 per share.

 A "Statement of Additional Information," dated June 29, 1998, which provides a further discussion of certain matters discussed in this prospectus and certain other matters and which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by ref-erence. For a free copy, call or write the Fund at the telephone number or ad-dress shown above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                            MONEY MARKET SERVICES


                       ALLIANCE INSTITUTIONAL RESERVES

                            - Prime Portfolio
                            - Government Portfolio
                            - Tax-Free Portfolio


                                  Prospectus

                                Class A Shares

                                June 29, 1998

                    Member: New York Stock Exchange . SIPC

                           DAVENPORT & COMPANY LLC
                          ---- Established 1863 ----
            Post Office Box 85678 . Richmond, Virginia 23285-5678

                      EXPENSE INFORMATION--CLASS A SHARES

SHAREHOLDER TRANSACTION EXPENSES

  Class A shares of the Fund have no sales load on purchases or reinvested div-idends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES                     PRIME   GOVERNMENT TAX-FREE
(as a percentage of average net assets,          PORTFOLIO PORTFOLIO  PORTFOLIO
net of expense reimbursement or fee waiver)      --------- ---------- ---------
 Management Fees................................   .20%       .20%      .20%
 Other Expenses.................................   None       None      None
                                                   ----       ----      ----
 Total Fund Operating Expenses..................   .20%       .20%      .20%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
 Prime Portfolio................................  $ 2     $ 6     $11     $26
 Government Portfolio...........................  $ 2     $ 6     $11     $26
 Tax-Free Portfolio.............................  $ 2     $ 6     $11     $26

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Class A shares of the Prime, Government and Tax-Free Portfolios will bear directly and indirectly. The expenses listed in the table for each Portfolio are net of voluntary ex-pense reimbursements and voluntary fee waivers. The expenses of such Portfo-lios, before voluntary expense reimbursements or fee waivers, would be: Prime
Portfolio: Management Fees--.20%, Other Expenses--.03% and Total Fund Operating Expenses--.23%; Government Portfolio: Management Fees--.20%, Other Expenses--
 .09% and Total Fund Operating Expenses--.29%; Tax-Free Portfolio: Management Fees--.20%, Other Expenses--.08% and Total Fund Operating Expenses--.28%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS
  PER SHARE OPERATING PERFORMANCE (FOR A CLASS A SHARE OUTSTANDING THROUGHOUT
                                  EACH PERIOD)

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. This information should be read in conjunction with the fi-nancial statements and notes thereto included in the Statement of Additional Information.

                                                             PRIME PORTFOLIO
                          --------------------------------------------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     AUG. 20 1990(A)
                            ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED        THROUGH
                          APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,     APRIL 30,
                            1998       1997       1996       1995       1994       1993       1992          1991
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
Net asset value,
 beginning of period....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00      $   1.00
                          --------   --------   --------   --------   --------   --------   --------      --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    0.0552     0.0530     0.0560     0.0502     0.0325     0.0353     0.0535        0.0506
                          --------   --------   --------   --------   --------   --------   --------      --------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......   (0.0552)   (0.0530)   (0.0560)   (0.0502)   (0.0325)   (0.0353)   (0.0535)      (0.0506)
                          --------   --------   --------   --------   --------   --------   --------      --------
Net asset value, end of
 period.................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00      $   1.00
                          ========   ========   ========   ========   ========   ========   ========      ========
TOTAL RETURNS
Total investment return
 based on net asset
 value(b)...............      5.68%      5.44%      5.76%      5.15%      3.30%      3.59%      5.50%         7.54%(c)
                          ========   ========   ========   ========   ========   ========   ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)...  $1,764.7   $  867.3   $  493.3   $  197.8   $  108.1   $   64.3   $   25.0      $   27.2
RATIO TO AVERAGE NET
 ASSETS OF:
Expenses, net of waivers
 and reimbursements.....      0.20%      0.20%      0.20%      0.20%      0.20%      0.18%      0.02%          -0-
Expenses, before waivers
 and reimbursements.....      0.24%      0.29%      0.32%      0.36%      0.42%      0.54%      0.81%         1.09%
Net investment
 income(d)..............      5.52%      5.31%      5.54%      5.24%      3.25%      3.42%      5.30%         6.84%(c)

                                                      GOVERNMENT PORTFOLIO
                          --------------------------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     JUL. 22, 1991(A)
                            ENDED      ENDED      ENDED      ENDED      ENDED      ENDED        THROUGH
                          APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,     APRIL 30,
                            1998       1997       1996       1995       1994       1993           1992
                          ---------  ---------  ---------  ---------  ---------  ---------  ----------------
Net asset value,
 beginning of period....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00       $   1.00
                          --------   --------   --------   --------   --------   --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    0.0543     0.0519     0.0552     0.0493     0.0315     0.0339         0.0377
                          --------   --------   --------   --------   --------   --------       --------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......   (0.0543)   (0.0519)   (0.0552)   (0.0493)   (0.0315)   (0.0339)       (0.0377)
                          --------   --------   --------   --------   --------   --------       --------
Net asset value, end of
 period.................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00       $   1.00
                          ========   ========   ========   ========   ========   ========       ========
TOTAL RETURNS
Total investment return
 based on net asset
 value(b)...............      5.58%      5.33%      5.67%      5.06%      3.20%      3.45%          4.98%(c)
                          ========   ========   ========   ========   ========   ========       ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)...  $  274.5   $  326.5   $  150.8   $  104.4   $   76.6   $   73.2       $   24.7
RATIO TO AVERAGE NET
 ASSETS OF:
Expenses, net of waivers
 and reimbursements.....      0.20%      0.20%      0.20%      0.20%      0.20%      0.18%          0.10%(c)
Expenses, before waivers
 and reimbursements.....      0.28%      0.35%      0.36%      0.38%      0.36%      0.49%          0.86%(c)
Net investment
 income(d)..............      5.43%      5.22%      5.50%      4.94%      3.15%      3.30%          4.86%(c)

                                                          TAX-FREE PORTFOLIO
                          -------------------------------------------------------------------------------------
                                                                                               JUL. 22, 1991(A)
                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED    YEAR ENDED YEAR ENDED     THROUGH
                          APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,     APRIL 30,  APRIL 30,     APRIL 30,
                             1998       1997       1996       1995          1994       1993          1992
                          ---------- ---------- ---------- ----------    ---------- ---------- ----------------
Net asset value,
 beginning of period....    $ 1.00    $  1.00    $  1.00    $  1.00       $  1.00    $  1.00       $  1.00
                            ------    -------    -------    -------       -------    -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...     .0363     0.0347     0.0372     0.0326        0.0240     0.0287        0.0334
Net unrealized loss on
 investments............       -0-        -0-        -0-    (0.0048)          -0-        -0-           -0-
                            ------    -------    -------    -------       -------    -------       -------
Net increase in net
 asset value from
 operations.............     .0363     0.0347     0.0372     0.0278        0.0240     0.0287        0.0334
                            ------    -------    -------    -------       -------    -------       -------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......    (.0363)   (0.0347)   (0.0372)   (0.0326)      (0.0240)   (0.0287)      (0.0334)
                            ------    -------    -------    -------       -------    -------       -------
ADD: CAPITAL
 CONTRIBUTION
Capital Contributed by
 the Adviser............       -0-        -0-        -0-     0.0048           -0-        -0-           -0-
                            ------    -------    -------    -------       -------    -------       -------
Net asset value, end of
 period.................    $ 1.00    $  1.00    $  1.00    $  1.00       $  1.00    $  1.00       $  1.00
                            ======    =======    =======    =======       =======    =======       =======
TOTAL RETURNS
Total investment return
 based on net asset
 value(b)...............      3.70%      3.53%      3.79%      3.31%(e)      2.43%      2.92%         4.40%(c)
                            ======    =======    =======    =======       =======    =======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)...    $293.8    $ 183.1    $ 183.6    $  35.5       $  35.6    $  40.9       $   8.5
RATIO TO AVERAGE NET
 ASSETS OF:
Expenses, net of waivers
 and reimbursements.....       .20%      0.20%      0.20%      0.20%         0.20%      0.18%         0.10%(c)
Expenses, before waivers
 and reimbursements.....       .28%      0.33%      0.48%      0.76%         0.69%      0.95%         2.08%(c)
Net investment
 income(d)..............      3.61%      3.46%      3.73%      3.31%         2.40%      2.73%         4.01%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.
(e) Capital contributed by the Adviser had no material effect on net asset val-ue, and therefore, no effect on total return.

                                --------------

  From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not in-tended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the in-vestment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Fur-ther information about each Portfolio's performance is contained in the annual report to shareholders and Statement of Additional Information which may be ob-tained without charge by contacting Alliance Fund Services, Inc. at the address or the telephone number shown on the cover of this prospectus.

                                 INTRODUCTION

 The Fund consists of five distinct Portfolios, the Class A shares of three of which, the Prime Portfolio, the Government Portfolio and the Tax-Free Portfo-lio, are offered by this prospectus. Each Portfolio invests in a diversified portfolio of money market securities. The Fund is designed for investors who can benefit from money market income. Investors in the Fund avoid certain ad-ministrative burdens that they would incur by investing in money market in-struments directly, such as monitor- ing of maturity dates, safeguarding of receipts and deliveries, and the maintenance of tax information and other rec-ords. At the time of investment, no security purchased by the Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio can have a maturity ex-ceeding one year, which maturity may extend to 397 days. The average maturity of each Portfolio cannot exceed 90 days.

                      INVESTMENT OBJECTIVES AND POLICIES

 The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (which, in the case of the Tax-Free Portfolio, is exempt from federal income taxes) to the extent consistent with the first two objectives. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities each of which, at the time of investment, has a remaining maturity of one year or less, which maturity may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "Act"). The fundamental investment policies described below may not be changed for a Portfolio without shareholder approval. The non-fundamental investment policies may be changed upon notice but without such approval. The Fund may in the future establish additional portfolios which may have different investment objectives. There can be no assurance that any Portfolio's objectives will be achieved.

 Each Portfolio will comply with Rule 2a-7, as amended from time to time, in-cluding the diversification, quality and maturity requirements imposed by the Rule (a more detailed description of Rule 2a-7 is set forth in the Portfolios' Statement of Additional Information under "Investment Objectives and Poli-cies"). To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

PRIME PORTFOLIO

 The money market securities in which the Prime Portfolio invests include: (1) marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of for-eign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which it may invest; (3) commercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies hav-ing outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, the Portfolio might suffer a loss to the extent the proceeds from the sale of the collateral were less than the repurchase price. The Portfolio may also invest in the types of instruments described in
(2) above issued or maintained at foreign branches of U.S. banks described in such clause and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above. The Portfolio's commercial paper investments may include variable amount master demand notes which represent a direct borrowing arrangement involving periodically fluctu-ating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

 The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose cor-poration. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Portfolio's current intention to limit its investment in such securities to not more than 5% of its net assets.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Portfolio may not (1) invest 25% or more of its total assets in the securities of issuers conducting their principal busi-ness activities in any one industry although there is no such limitation with respect to U.S. Government securities or bank obligations, including certifi-cates of deposit, bankers' acceptances and interest bearing savings deposits (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks); (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may in-vest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) en-ter into repurchase agreements if, as a result thereof, more than 10% of its assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments; (5) borrow money except from banks on a temporary basis in aggregate amounts not exceeding 15% of its assets; the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist; and (6) mortgage, pledge or hypothecate its assets ex-cept to secure such borrowings.

 As a matter of operating policy, the Portfolio may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7), except that the Portfolio may invest up to 25% of its total as-sets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (2) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

GOVERNMENT PORTFOLIO

 The securities in which the Government Portfolio invests include: (1) market-able obligations of, or guaranteed by, the U.S. Government, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established un-der the authority of an act of Congress; and (2) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7. These agree-ments are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, the Fund's Custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, the Portfolio might suffer a loss to the extent the proceeds from the sale of the collateral were less than the repurchase price. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the

Portfolio, U.S. Government securities or other liquid high-grade debt securi-ties having value equal to, or greater than, such commitments. The price of when- issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later time. Normally the settlement date oc-curs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Portfolio.

 As a matter of operating policy, which may be changed without shareholder ap-proval, the Government Portfolio attempts to invest in securities that the Ad-viser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Portfolio may not (1) invest more than 5% of its assets in repurchase agreements with any one counterparty thereof or more than 10% of its assets in repurchase agreements not terminable within seven days and other illiquid investments; (2) borrow money except from banks on a temporary basis in aggregate amounts not exceeding 10% of its assets; the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist; and (3) pledge, hypothecate, or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings.

TAX-FREE PORTFOLIO

 As a matter of fundamental policy, the Tax-Free Portfolio, except when assum-ing a temporary defensive position, must maintain at least 80% of its total assets in high-grade municipal securities having maturities of one year or less, which maturities may extend to 397 days (as opposed to taxable invest-ments described below). Normally, substantially all of its income will be tax-exempt as described below.

 The Portfolio seeks maximum current income that is exempt from federal income taxes by investing principally in a diversified portfolio of high-grade munic-ipal securities. Such income may be subject to state or local income taxes. Investors should compare yields (which will fluctuate in response to market conditions) and tax consequences before making an investment decision.

 Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" will be treated as an item of tax preference for purposes of the alter-native minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-ex-empt, and (2) interest on all tax-exempt obligations will be included in "ad-justed current earnings" of corporations for AMT purposes. The Portfolio may purchase "private activity" municipal securities because such issues have pro-vided, and may continue to provide, somewhat higher yields than other compara-ble municipal securities. However, the Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

 MUNICIPAL SECURITIES. The municipal securities in which the Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have ma-turities of one year or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

 The Portfolio may invest in securities that have variable or floating rates of interest ("variable rate obligations") whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjust-ments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate obligations purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations sup-ported by letters of credit.

 All of the Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG 1 and VMIG 2) or Standard & Poor's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

 To further enhance the quality and liquidity of the securities in which the Tax-Free Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party finan-cial institutions. The Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

 The Portfolio also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise a significant portion of its investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. For a description of when-issued securities, see the Statement of Additional Information.

 TAXABLE INVESTMENTS. The taxable investments in which the Portfolio may in-vest include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

 OTHER FUNDAMENTAL INVESTMENT POLICIES. To reduce investment risk, the Portfo-lio may not (1) invest more than 25% of its total assets in municipal securi-ties whose issuers are located in the same state or in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the Portfolio may invest up to 10% per issuer; (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government; (4) invest more than 10% of its assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (5) have more than 5% of its assets invested in repurchase agree-ments with the same vendor; and (6) borrow money except from banks on a tempo-rary basis for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets; the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist.

 As a matter of operating policy, the Portfolio may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7), except that the Portfolio may invest up to 25% of its total as-sets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (2) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

GENERAL

 None of the Portfolios will maintain more than 10% of its net assets in il-liquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale and repurchase agreements not terminable within seven days. Except with respect to the Tax-Free Portfolio, which is not permitted to invest in re-stricted securities, restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial paper issued in reli-ance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiq-uid securities. Restricted securities are securities subject to the contrac-tual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemp-tions from registration under the Securities Act. As to illiquid securities, a Portfolio is subject to a risk that, should the Portfolio's desire to sell them when a ready buyer is not available at a price the Portfolio deems repre-sentative of their value, the value of the Portfolio's net assets could be ad-versely affected.

 Each of the Portfolios may invest in variable rate obligations as permitted by Rule 2a-7. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at any time, or at specified intervals. Each of the Portfolios follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

                       PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS

 Instruct your Investment Executive to use the Prime Portfolio, Government Portfolio or Tax-Free Portfolio in conjunction with your brokerage account. These Portfolios are available to accounts in which Davenport & Company LLC ("Davenport") serves as the Registered Investment Adviser.

SUBSEQUENT INVESTMENTS

A. By check through Davenport & Company LLC.

 Mail or deliver your check made payable to Davenport to your Investment Exec-utive who will deposit it into the Fund(s). Please indicate your account num-ber on the check.

B. By Sweep

 Davenport offers an automatic "sweep" for the Portfolios in the operation of brokerage accounts for its customers. If you qualify for the sweep arrange-ment, Davenport will, on a daily basis, sweep into your account all available credit balances.

C. By Contacting Your Investment Executive

 Available credit balances on your brokerage account from proceeds of your se-curities sales or from any other source can be moved into your Fund account by contacting your Investment Executive specifically each time there is a cash balance.

REDEMPTIONS

A. By Contacting Your Investment Executive

 Instruct your Investment Executive to make a withdrawal from your Fund ac-count to purchase securities or to issue a Davenport & Company LLC check.

B. By Sweep

 If you qualify for the "sweep", Davenport & Company LLC will automatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your account for any reason.

 Redemption proceeds are normally mailed by Davenport on settlement date, but in no event later than the next business day, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Secu-rities and Exchange Commission or to certain other unusual conditions.

GENERAL

 Each Portfolio offers two other classes of shares, Class B and Class C, by means of separate prospectuses. The three classes of shares have a common in-vestment objective and investment portfolio and are identical, except that Class B and Class C shares pay a distribution services fee. Because Class A shares pay no distribution services fee, they are expected to have performance different from Class B and Class C shares. You can obtain more information re-garding Class B and Class C shares by calling Alliance Fund Services, Inc. toll-free at (800)

237-5822 or writing to them at P.O. Box 1520, Secaucus, New Jersey 07096. Bro-ker-dealers, agents, financial intermediaries and other financial representa-tives may receive differing compensation for selling Class A, Class B and Class C shares.

 CHANGES IN APPLICATION FORM. If you decide to change instructions or any other information already given on your Application Form, send a written no-tice to Alliance Institutional Reserves, Inc., c/o Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096, with your signature guaran-teed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

 INVESTMENTS MADE BY CHECK. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt and is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be con-verted and invested. All payments must be in United States dollars.

 Proceeds from any subsequent redemption by you of Fund shares that were pur-chased by check will not be forwarded to you until the Fund is reasonably as-sured that your check has cleared, normally up to fifteen days following the purchase date.

 SHARE PRICE. Shares of each Portfolio of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares, except the Tax-Free Portfolio, is determined each Fund business day (as defined under "Purchase and Redemption of Shares--Redemptions," above) at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value of the Tax-Free Portfolio shares is determined each Fund business day at 12:00 Noon (Eastern time). The net as-set value per Class A share of each Portfolio is calculated by taking the sum of the value of the Portfolio's investments allocable to Class A shares (amor-tized cost value is used for this purpose) and any cash or other assets allo-cable to Class A shares, subtracting liabilities allocable to Class A shares, and dividing by the total number of Class A shares of the Portfolio outstand-ing. All expenses, including the fees payable to the Adviser, are accrued dai-ly.

 TIMING OF INVESTMENTS AND REDEMPTIONS. Each Portfolio, except the Tax-Free Portfolio, has two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). The Tax-Free Portfolio has one transaction time each Fund business day, 12:00 Noon (Eastern time). Investments receive the full dividend for a day if the investor's telephone order is placed by 4:00 p.m. (Eastern time) for the Prime or Government Portfolio and Federal Funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. Invest-ments receive the full dividend for a day if the investor's telephone order is placed by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day with respect to the Tax-Free Portfolio.

 Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 Noon, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determi-nation of an "emergency" by the Securities and Exchange Commission or to cer-tain other unu sual conditions. Shares do not earn dividends on the day a re-demption is effected.

 MINIMUMS. An initial investment of at least $1,000,000 in the aggregate among the Portfolios of the Fund is required. There is no minimum for subsequent in-vestments. The Fund reserves the right at any time to vary the initial and subsequent investment minimums.

 The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one account.

                            ADDITIONAL INFORMATION

 THE ADVISER. Alliance Capital Management L.P., which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement to provide in-vestment advice and, in general, to conduct the management and investment pro-gram of the Fund, subject to the general supervision and control of the Direc-tors of the Fund.

 The Adviser is a leading international investment manager supervising client accounts with assets as of March 31, 1998 totaling more than $248 billion (of which approximately $98 billion represented the assets of investment compa-
nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 57 registered investment companies managed by the Ad-viser comprising 121 separate investment portfolios currently have over three million shareholder accounts. As of March 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 33 of the Fortune 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

 For the fiscal year ended April 30, 1998, the Prime, Government and Tax-Free Portfolios each paid the Adviser a management fee (net of reimbursement) at an annual rate of .16 of 1%, .12 of 1% and .12 of 1%, respectively, of the aver-age daily value of its net assets. The Adviser has undertaken until, at its request, the Fund notifies investors to the contrary, that if, in any fiscal year, the aggregate expenses with respect to the Class A shares of a Portfo-lio, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, exceed .20% of the Portfolio's av-erage net assets for the fiscal year attributable to its Class A shares, the Portfolio may deduct from the payment to be made to the Adviser, or the Ad-viser will bear, such excess expense.

 The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios of the Fund to compen-sate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Fund, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promo-tional activities.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520, and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The Transfer Agent charges a fee for its services.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Tax-Free Portfolio is determined each business day at 12:00 Noon (Eastern time), and that of the Prime and Government Portfolios each business day at 4:00 p.m. (Eastern time), and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income oc-curs.

 A Portfolio's net income consists of all accrued interest income on assets less expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 Distributions out of tax-exempt interest income earned by the Tax-Free Port-folio are not subject to federal income tax (other than the AMT as described above), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the federal individual and cor-porate AMT. Distributions out of taxable interest income, other investment in-come, and short term capital gains are taxable as ordinary income and distri-butions of long term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time a shareholder held his shares.

 YEAR 2000. Many computer software systems in use today cannot properly proc-ess date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to proc-ess this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's share-holders. The Adviser, Alliance Fund Distributors, Inc., and Alliance Fund Services, Inc. have advised the Fund that they are reviewing all of their com-puter systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inabil-ity of the securities' issuers or of third parties to process this type of in-formation properly.

 FUND ORGANIZATION. The Fund is an open-end management investment company reg-istered under the Act consisting of the three Portfolios offered by this pro-spectus, the Treasury Portfolio and the Trust Portfolio (neither of which is offered by this prospectus). The Fund was organized as a Maryland corporation on March 21, 1990. The Fund's activities are supervised by its Board of Direc-tors. Generally, shares of each Portfolio and class will vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner.

 Maryland law does not require annual meetings of shareholders and it is an-ticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the re-moval of directors.

 REPORTS. Shareholders will receive a monthly summary of their account, as well as semi-annual and annual reports. Shareholders may arrange for a copy of each of their account statements to be sent to other parties.

 Shareholders requiring sub-accounting services should contact Alliance Fund Services, Inc. for a description of such services and fees.